UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            SCHEDULE 14C INFORMATION
                                 (RULE 14C-101)

              Information Statement Pursuant to Section 14(c)of the
              Securities Exchange Act of 1934 (Amendment No.     )


Check  the  appropriate  box:

[X]     Preliminary  Information  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]     Definitive  Information  Statement


                          Telecom Wireless Corporation
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.

[ ]     Fee  computed  on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials.

[ ]     Check  box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

                          TELECOM WIRELESS CORPORATION
                         5299 DTC BOULEVARD, SUITE 1120
                           ENGLEWOOD, COLORADO  80111

                           ___________________________

                              INFORMATION STATEMENT
                                 APRIL ___, 2000
                           ___________________________


                                  INTRODUCTION

     This Information Statement is furnished in connection with the prior action taken by the holders of a majority of shares of the common stock, par value $.001 per share, entitled to vote on certain corporate matters relating to Telecom Wireless Corporation, a Utah corporation. This Information Statement is furnished in compliance with Section 14(c) of the Securities Exchange Act of 1934, as amended.

     As of March 28, 2000, there were 18,947,494 shares of Telecom Wireless common stock issued and outstanding having one vote per share. In addition, 20,000 shares of Redeemable, Non-Voting, Convertible Preferred Stock, Series 1998-1, are issued and outstanding, which shares do not have voting rights with respect to the Proposal described herein.

     On March 30, 2000, the holders of 10,916,333 shares of common stock, or approximately 58% of the total outstanding shares of the common stock, consented in writing to the Proposals described herein. Such vote was sufficient to take the proposed action. The Board of Directors of Telecom Wireless is not soliciting any proxies or consents from any other shareholders in connection with the Proposals.

This Information Statement is being mailed to shareholders on or about April 10, 2000, to all shareholders of record as of April 5, 2000.

The principal executive offices of Telecom Wireless are located at 5299 DTC Boulevard, Suite 1120, Englewood, Colorado 80111 and its telephone number is
(303)  416-4000.

                          ____________________________

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY
                          ____________________________

                         DISSENTERS' RIGHTS OF APPRAISAL

PROPOSAL  I  -  APPROVAL  OF  STOCK  PLAN

     No action was taken in connection with Proposal I by the Board of Directors or the shareholders for which the laws of the State of Utah, the Restated Articles of Incorporation of Telecom Wireless, or the Bylaws of Telecom Wireless, as amended, provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

PROPOSAL  II  -  REINCORPORATION  OF  TELECOM  WIRELESS  CORPORATION

     Shareholders have dissenters' rights under Utah law as a result of the proposed Reincorporation of Telecom Wireless Corporation, a Utah corporation
(the "Company" or "Telecom Utah"), through a merger with Telecom Wireless Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Telecom Delaware"). Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the Utah Revised Business Corporation Act. A copy of these sections is attached hereto as Exhibit A to this Information Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights. THE BOARD OF DIRECTORS OF TELECOM UTAH RESERVES THE RIGHT TO DELAY OR ABANDON THE REINCORPORATION FOR ANY REASON INCLUDING IF ANY SHAREHOLDER EXERCISES DISSENTER'S RIGHTS.

Under Utah law, dissenters' rights will be available only to those common or preferred shareholders of Telecom Utah who object to the proposed Reincorporation in writing prior to May 5, 2000. Within ten days after the effective date of the Reincorporation, Telecom Delaware will send to each shareholder who has satisfied the foregoing condition a written notice in which Telecom Delaware will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Telecom Delaware, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

Upon receipt of each demand for payment, Telecom Delaware will pay each dissenting shareholder the amount that Telecom Delaware estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Telecom Delaware may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Telecom Delaware must notify Telecom Delaware in writing of his or her own estimate of the fair value of the shares within 30 days after the date Telecom Delaware makes or offers payment. If the dissenting shareholder and Telecom Delaware are unable to agree on the fair value of the shares, then Telecom Delaware will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Telecom Delaware does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Telecom Delaware for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Telecom Delaware unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Telecom Delaware. Both Telecom Delaware and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Telecom Delaware in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Telecom Delaware.

                       INTEREST OF OFFICERS AND DIRECTORS
                           IN MATTERS TO BE ACTED UPON

     Officers, employees, independent contractors and consultants of Telecom Utah are eligible to participate in the Amended and Restated 1999 Stock Option and Restricted Stock Plan described in the Proposal. Although directors also are eligible to participate in the Plan, no grants of options or restricted stock have been made to directors under the Plan and none presently are contemplated. However, Telecom Utah may do so in the future including grants of options and/or restricted stock to any non-employee directors who agree to serve in the future. As of March 29, 2000, options for the purchase of 182,168 shares of common stock and 68,546 shares of restricted stock have been issued under the Plan.

     James C. Roberts, a director of Telecom Utah, and Lynne K. Roberts, his spouse, beneficially own approximately 59% of the issued and outstanding common stock of Telecom Utah and will own the same percentage of the issued and outstanding common stock of Telecom Delaware. Under both Utah and Delaware law, action requiring the vote of shareholders may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take action at a meeting of shareholders at which all shares entitled to vote were present and acted. However, under Utah law, directors who have a conflicting interest with respect to a transaction requiring shareholder approval may not vote their shares to approve the transaction. Delaware law does not have a similar limitation on the voting of shares. Thus, the Reincorporation will allow Mr. and Mrs. Roberts to vote their shares in favor of, and to bind Telecom Delaware to, transactions in which they have an interest without the necessity of a shareholder meeting, subject to any duties they, as controlling shareholders, may owe to minority shareholders. Due to the continuing need for capital, and the aggressive program for acquisition of businesses for stock and other consideration planned by Telecom Delaware, it is probable their beneficial ownership of the outstanding shares of Telecom Delaware will be substantially diluted.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of March 28, 2000, certain information relating to the ownership of the common stock, par value $0.001 per share, of Telecom Utah, which includes shares of common stock issuable upon the exercise of stock options and warrants by (i) each person known by Telecom Utah to be the beneficial owner of more than 5% of the outstanding shares of the common stock,
(ii) each of the directors of Telecom Utah, (iii) certain of its executive officers, and (iv) all of the executive officers and directors of Telecom Utah as a group.

Except as may be indicated in the footnotes to the table, each of such persons has sole voting and investment power with respect to the shares beneficially owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                     AMOUNT AND NATURE
                                                       OF BENEFICIAL
                                   POSITIONS AND        COMMON STOCK     PERCENT OF
   NAME AND ADDRESS                 OFFICES HELD         OWNERSHIP         CLASS

James C. Roberts . . . . . . .  Chairman of the Board      11,616,634(1)   59.1%
5299 DTC Blvd., #1120. . . . .  of Directors and Director
Englewood, CO 80111

Calvin D. Smiley . . . . . . .  Chief Executive Officer,      228,278(2)    1.2%
5299 DTC Blvd., #1120. . . . .  President and Director
Englewood, CO 80111

Kosta S. Kovachev. . . . . . .  Director                        750,000     4.0%
580 Village Blvd., #140
West Palm Beach, FL 33409

Robert L. Fredrick . . . . . .  President-TWC Networks,       666,667(3)    3.5%
580 Village Blvd., #140. . . .  Inc
West Palm Beach, FL 33409

Paul J. Hart                    President-TWC                       ---     ---
6 Walt Whitman Trail . . . . .  Acquisitions Inc.
Morristown, NJ 07960

C. Stephen Guyer                Vice President-Finance              ---     ---
5299 DTC Blvd., #1120
Englewood, CO  80111

Hampton-Porter Investment. . .  Shareholder                 1,550,000(4)    7.8%
   Bankers
600 W. Broadway, 14th Floor
San Diego, CA 92101

HyperLight Network . . . . . .  Shareholder                   1,002,807     5.3%
   Corporation
188 North Lake Drive
Naples, Florida 34102

Allen Leeds. . . . . . . . . .  Shareholder                   1,000,000     5.3%
108 17th Street
Bellair Beach, FL 34635

The Wall Street Trading Group.  Option Holder               1,000,000(5)    5.3%
465 California Street, #433
San Francisco, CA  94104

All executive officers and . .                              13,261,278     68.0%
directors of Telecom Utah
as a group (six persons)

_______________
(1) Of the shares beneficially owned by Mr. Roberts, The Roberts Family Trust, of which Mr. Roberts and Lynne K. Roberts, his spouse, are sole trustees, owns 10,616,333 shares of record and 300,000 shares are owned of record by Mrs. Roberts. Includes 700,000 shares issuable upon exercise of stock options that become exercisable within 60 days at an exercise price of $10.55 per share.

(2) Includes 128,278 shares issuable upon exercise of warrants having an exercise price of $5.275 per share and stock options having an exercise price of $10.55 per share which are presently exercis-able or which become exercisable within 60 days.

(3) Includes 166,667 shares issuable upon exercise of stock options that become exercisable within 60 days at an exercise price of $10.55 per share.

(4) Includes 1,000,000 shares issuable upon exercise of warrants that are presently exercisable at an exercise price of $5.50 per share.

(5) Includes 1,000,000 shares issuable upon exercise of options that are presently exercisable at an average exercise price of $8.00 per share.

                       PROPOSAL I - APPROVAL OF STOCK PLAN

     On March 30, 2000, the holders of a majority of the outstanding shares of the common stock of Telecom Utah consented in writing to Proposal I which approves, ratifies and adopts the Amended and Restated 1999 Stock Option and Restricted Stock Plan (the "Stock Plan") of Telecom Utah.

     The major features of the Stock Plan are summarized below. The Company will furnish without charge a copy of the Stock Plan to any shareholder of Telecom Utah upon receipt from any such person of an oral or written request for the Stock Plan. Such request should be sent to Telecom Wireless Corporation, 5299 DTC Boulevard, Suite 1120, Englewood, Colorado 80111 or made by telephone at
(303)  416-4000.

GENERAL

     The purpose of the Stock Plan is to provide officers, employees, independent contractors and consultants providing material services to Telecom Utah with additional incentives and to enhance shareholder investment by attracting, retaining and motivating key employees, directors and consultants of Telecom Utah and to encourage stock ownership by such persons by providing them with a means to acquire a proprietary interest in Telecom Utah's success.

     The total number of shares of common stock subject to awards granted under the Stock Plan is currently 800,000, which may be authorized but unissued shares or shares acquired by Telecom Utah for purposes of the Stock Plan. In the event of a stock dividend or stock split, recapitalization, reclassification, or other similar corporate change, the Board of Directors will proportionately adjust the number of shares covered by each outstanding award, the aggregate number of shares under the Stock Plan and the exercise prices of outstanding awards.
Awards under the Stock Plan may be made in the form of (i) incentive stock options, (ii) non-qualified stock options, and (iii) restricted stock. Participants in the Stock Plan are selected by the Board of Directors (or a committee of Board members), in its sole discretion, from among those employees and consultants who, in the opinion of the Board of Directors, are in a position to contribute materially to Telecom Utah's continued growth and development and to its long-term financial success. The Board of Directors may at any time terminate, and from time to time may amend or modify, the Stock Plan. However, without approval of the shareholders, no action of the Board of Directors may:
(i) increase the total number of shares of common stock which may be purchased through options and restricted stock granted or awarded under the Stock Plan, except in the event of a stock dividend, stock split, recapitalization, reclassification, or other similar corporate change; (ii) change the class of employees or consultants eligible to receive options and restricted stock; and
(iii) adversely affect any outstanding option or restricted stock granted under the Stock Plan without the consent of the individual holding the option or the restricted stock.

GRANTS  UNDER  THE  STOCK  PLAN

     Stock Options. The Board of Directors has complete discretion in determining the terms and conditions and number of options or restricted shares granted to each participant. The Board of Directors also determines whether an option is to be an incentive stock option or a non-qualified option, except that consultants may receive only non-qualified options. Each stock option granted under the Stock Plan will be exercisable during the period fixed by the Board of Directors. Unless the Board of Directors expressly provides otherwise, an option will become exercisable as to 20% of the shares subject thereto on each of the first through the fifth annual anniversaries of the date of grant. Each option shall expire at such time as the Board of Directors shall determine when it is granted, provided however that under no circumstances shall a non-qualified option be exercisable later than the tenth anniversary date of its grant, nor by its terms, shall an incentive stock option granted to a "significant shareholder" be exercisable later than the fifth annual anniversary of the date of its grant. The Board of Directors will establish the purchase price per share payable upon the exercise of an option. Generally, the option exercise price of an incentive stock option is required to be no less than 100% of the fair market value of a share of common stock on the date of grant. However, the option exercise price for options granted to an individual who, within the meaning of
Section 422 (b)(6) of the Internal Revenue Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of Telecom Utah or of any parent corporation or subsidiary corporation of Telecom Utah ("significant shareholder") shall have an option exercise price of not less than 110% of the fair market value of stock on the date of grant. The option exercise price is payable in cash or, if acceptable to the Board of Directors, in stock or in some other form; provided, however, in the case of an incentive stock option, that said other form of payment does not prevent the option from qualifying for treatment as an "incentive stock option" within the meaning of the Internal Revenue Code.

     Restricted Stock. The Board of Directors may grant restricted shares of common stock to such key persons, in such amounts, and subject to the terms and conditions as the Board of Directors shall determine in its discretion. A written stock grant agreement shall evidence all awards of restricted stock. Certificates for the shares of common stock covered by a restricted stock award will either (i) be retained by Telecom Utah until such times as the restricted stock is forfeited to Telecom Utah or the applicable restrictions lapse, or (ii) such certificates shall be delivered to the recipient bearing a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Stock Plan and the stock grant agreement. At the time an award of restricted stock is made, the Board of Directors may establish a restricted period of time applicable to such restricted stock or may specify that such restricted stock shall be fully vested as of the date of the award. The Board of Directors may in its sole discretion at the time an award of restricted stock is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives which may be applicable to all or any portion of the restricted stock. Restricted stock may not be offered for sale, sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or before the satisfaction of any other restrictions prescribed by the Board of Directors with respect to restricted stock.

TERMINATION  OF  EMPLOYMENT  OR  SERVICE

     Stock Options. Unless the Board of Directors otherwise specifies: (i) all of the options held under the Plan, to the extent not exercised before such termination, shall terminate upon notice of termination of the grantee's employment or service by reason of discharge for cause; (ii) if a grantee's employment or service terminates for reasons other than cause, disability or death, the grantee's options will remain exercisable for a period of three months from the date of termination to the extent that they were exercisable at termination, but not after the scheduled expiration date of the award; (iii) if a grantee becomes disabled within the meaning of Section 422 of the Internal Revenue Code, while in Telecom Utah's employ or service, the grantee may exercise such portion of his or her option as was exercisable by him or her on the date of termination due to disability within one year of the termination date; and (iv) if a grantee's employment terminates by reason of death, the option may thereafter be exercised at any time prior to the expiration date of the option or within 12 months after the date of such death, whichever period is shorter, by the person or persons entitled to do so under the optionee's will or if the optionee has died intestate, the optionee's legal representative.

     Restricted Stock. Upon the termination of the employment or other service relationship of a recipient of restricted stock with Telecom Utah or a subsidiary of Telecom Utah, in either case other than by reason of death, any restricted stock held by such recipient that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board of Directors, in its discretion, determines otherwise.

OTHER  FEATURES  OF  THE  STOCK  PLAN

     Unless sooner terminated by the Board of Directors, the Stock Plan will be in effect for ten years from the date of its adoption by the Board of Directors. Any options and restricted stock outstanding at the end of this period will remain in effect in accordance with their terms. The Stock Plan will terminate before the end of the ten-year period if all stock subject to the Stock Plan has been issued pursuant to vested awards of restricted stock and purchased pursuant to the exercise of options granted under the Plan. In the event substantially all of Telecom Utah's assets are acquired or a controlling amount of Telecom Utah's outstanding shares are acquired, Telecom Utah shall have the option, but not the obligation, to cancel options outstanding as of the effective date of the acquisition, whether or not such options are then exercisable in return for payment to the optionees of an amount equal to a reasonable estimate of an amount equal to the difference between the net amount per share payable in the acquisition or as a result of the acquisition, less the exercise price of the option. A dissolution or a liquidation of Telecom Utah or a merger and consolidation in which Telecom Utah is not the surviving entity shall cause every option outstanding to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. The optionee shall be offered either (i) a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the optionee an option to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve the optionee's rights and benefits of the option outstanding or (ii) shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise any unexercised options whether or not then exercisable, subject to the provisions of the Stock Plan.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The description of Federal tax consequences set forth below is necessarily general in nature and does not purport to be complete.

     There are generally no Federal tax consequences either to the optionee or to Telecom Utah upon the grant of an option. On exercise of an incentive stock option the option will not recognize any income, and Telecom Utah will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option under the alternative minimum tax provisions of the Internal Revenue Code. However, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income, and Telecom Utah will be entitled to a deduction for tax purposes in the same amount, equal to the excess of the fair market value of the shares of common stock on the date of exercise over the option exercise price (or the gain on sale, if less); the remainder of any gain to the optionee will be treated as capital gain. Otherwise, Telecom Utah will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified option, the amount by which the fair market value of the common stock on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income, and will generally be deductible for tax purposes by Telecom Utah. The disposition of shares of common stock acquired upon exercise of a non-qualified option will generally result in a capital gain for the optionee, but will have no tax consequences for Telecom Utah. Although the exercise of an incentive stock option does not give rise to taxable income to the employee, the difference between the option price and the market price of the stock must be recognized for alternative minimum tax purposes for the tax year in which the option is exercised.

     Section 162(m) of the Internal Revenue Code limits the deduction that Telecom Utah may take for otherwise deductible compensation payable to certain executive officers to the extent that compensation paid to such officers for a year exceeds $1,000,000, unless such compensation meets certain criteria. Although Telecom Utah believes that compensation realized from options under the Stock Plan generally will satisfy the requirements to be considered performance-based for purposes of Section 162(m) of the Internal Revenue Code, there is no assurance that such awards will satisfy such requirements. In addition, because other awards under the Stock Plan will generally not meet the requirements of Section 162(m) of the Code, the deduction attributable to any compensation realized under any such awards to the affected executive officers may be limited under Section 162(m) of the Code.

     The Board of Directors or the committee may require payments from participants in the Stock Plan, or withhold from payments due to be made thereunder, in order to satisfy applicable withholding tax requirements.

VOTE  REQUIRED  FOR  THE  AMENDMENT  TO  THE  STOCK  PLAN

     The ratification and adoption of the Amended and Restated 1999 Stock Option and Restricted Stock Plan would have required the affirmative vote of a majority of the outstanding shares of common stock of Telecom Utah at a shareholder meeting where all shares of common stock were represented in person or by proxy.


                        PROPOSAL II - REINCORPORATION OF
                          TELECOM WIRELESS CORPORATION

     On March 30, 2000, the holders of a majority of the outstanding shares of the common stock of Telecom Utah consented in writing to Proposal II which approves the reincorporation of Telecom Wireless Corporation, a Utah corporation (the "Company" or "Telecom Utah") through merger with Telecom Wireless Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Telecom Delaware").

INTRODUCTION

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing Telecom Utah's state of incorporation from Utah to Delaware (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, Telecom Utah will be merged with and into its wholly-owned subsidiary, Telecom Delaware. Telecom Delaware currently has no assets, liabilities or operations. Upon the effectiveness of the Reincorporation, Telecom Utah will cease to exist and Telecom Delaware will continue to operate Telecom Utah's business under the name "Telecom Wireless Corporation." The Reincorporation will be effected as outlined in the Agreement and Plan of Merger by and between Telecom Delaware and Telecom Utah, attached as Exhibit B (the "Merger Agreement"). Shareholder approval of the Reincorporation constitutes approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of Telecom Utah. The Board reserves the right to delay or abandon the Reincorporation.

EFFECTIVE  DATE  OF  REINCORPORATION

     The Reincorporation will become effective upon the filing with and acceptance by the Delaware Secretary of State of the Certificate of Merger, which is expected to be on or about May 8, 2000, unless the Reincorporation is extended or abandoned by Telecom Utah.

REASONS  FOR  THE  REINCORPORATION

     Telecom Utah originally was incorporated under Utah law in 1984. Management has little information about Telecom Utah's business until early 1998, but believes it is probable that the operations of Telecom Utah were conducted primarily in or from Utah. Telecom Utah maintains offices in Colorado and Florida, and intends to acquire businesses that may operate in other areas of the Unites States. At present, no operations in Utah are planned. For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As a result, many corporations, including major companies, that have headquarters and operations located throughout the United States have chosen Delaware as their domicile or have reincorporated in that state. The Board believes that the greater certainty provided by Delaware law, and the greater familiarity of the business and investment community with Delaware law, may facilitate investment in and other transactions by Telecom Delaware.

THE  MERGER

     Telecom Delaware will be the surviving corporation of the merger with Telecom Utah. The terms and conditions of the Reincorporation are set forth in the Merger Agreement attached to this Information Statement, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, Telecom Delaware will continue to exist in its present form under the name "Telecom Wireless Corporation" and Telecom Utah will cease to exist. The Reincorporation will change the legal domicile of Telecom Utah, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of Telecom Utah. By operation of law, Telecom Delaware will succeed to all of the assets and assume all of the liabilities of Telecom Utah. The Board of Directors of Telecom Delaware will be comprised of the same individuals who presently are members of the Board of Telecom Utah. It is anticipated that the directors of Telecom Delaware will elect as officers of Telecom Delaware the same individuals who presently serve as officers of Telecom Utah. The rights of shareholders and the corporate affairs of Telecom Delaware will be governed by the Delaware General Corporation Law and by the certificate of incorporation and bylaws of Telecom Delaware, instead of the Utah Business Corporation Act and the articles of incorporation and bylaws of Telecom Utah. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents." The articles of incorporation and bylaws of Telecom Utah and the certificate of incorporation and bylaws of Telecom Delaware are available for inspection by shareholders of Telecom Utah at the principal offices of Telecom Utah located at 5299 DTC Boulevard, Suite 1120, Englewood, Colorado 80111, (303)416-4000. The certificate of incorporation and bylaws of Telecom Delaware are substantially identical to the articles of incorporation and bylaws of Telecom Utah except where the differences between Delaware and Utah law required changes.

     Upon the effectiveness of the Reincorporation, each outstanding share of the common stock of Telecom Utah will be automatically converted into one fully paid and nonassessable share of the common stock of Telecom Delaware. Similarly, each outstanding share of the preferred stock of Telecom Utah will be automatically converted into one fully paid and nonassessable share of Preferred Stock of Telecom Delaware. Also, each share of common stock of Telecom Delaware issued and outstanding immediately prior to the merger shall be cancelled and returned to the status of authorized but unissued shares. Each outstanding certificate representing shares of common stock or preferred stock of Telecom Utah will represent the same number of shares of Telecom Delaware common stock or preferred stock, respectively. Certificates evidencing shares of the common stock of Telecom Utah may be exchanged for certificates evidencing the common stock of Telecom Delaware at any time after the Reincorporation is completed.

     Following the effectiveness of the Reincorporation, Telecom Delaware will assume and continue Telecom Utah's Amended and Restated 1999 Stock Option and Restricted Stock Plan, and all outstanding options, warrants, convertible securities and other rights to acquire the common stock of Telecom Utah will be converted into the right to acquire the common stock of Telecom Delaware on a share-for-share basis. Telecom Utah's other employee benefit plans and arrangements will also be continued by Telecom Delaware upon the same terms and conditions existing before the Reincorporation. Consummation of the Reincorporation is subject to the approval of Telecom Utah's shareholders. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the common stock voting together as a class is required for the approval and adoption of the Reincorporation. The Reincorporation is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Reincorporation have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Reincorporation. Prior to its effectiveness, however, the Reincorporation may be abandoned by the Board if, for any reason, the Board determines that consummation of the Reincorporation is no longer advisable.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REINCORPORATION

     The Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock or preferred stock of Telecom Utah will not recognize gain or loss with respect to that stock as a result of the Reincorporation. The holder's basis in a share of common stock of Telecom Delaware will be the same as the holder's basis in the corresponding share of common stock of Telecom Utah held immediately prior to the Reincorporation. The holder's holding period for each share of Telecom Delaware will include the period during which the holder held the corresponding share of common stock of Telecom Utah, provided the holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither Telecom Utah nor Telecom Delaware will recognize gain or loss as a result of the Reincorporation, and Telecom Delaware will generally succeed, without adjustment, to the tax attributes of Telecom Utah. Upon Reincorporation, however, Telecom Delaware will be subject to Delaware franchise tax, which is based on the total asset value of the corporation. The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the shareholders of Telecom Utah. The shareholders of Telecom Utah are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN DELAWARE INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

SECURITIES  ACT  CONSEQUENCES

     Pursuant to Rule 145(a) (2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger that has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Telecom Delaware will not be required.

DESCRIPTION  OF  CAPITAL  STOCK  AND  VOTING  RIGHTS

     The authorized capital stock of both Telecom Utah and Telecom Delaware at the time the Reincorporation becomes effective will consist of 100,000,000 shares of common stock, par value $.001 per share, and 25,000,000 shares of preferred stock, par value $.001 per share. As of March 28, 2000, 18,947,494 shares of Telecom Utah common stock and 20,000 shares of Telecom Utah
Convertible, Non-Voting, Preferred Stock, Series 1998-1 were issued and outstanding. Each share of common stock has, for all purposes, one vote per share. The shares of Telecom Utah preferred stock are not entitled to vote upon the Reincorporation, the election of directors or any other matters except as required by law. The shares of Telecom Utah preferred stock are entitled to dissenter's rights as set forth below.

COMPARISON OF SHAREHOLDER RIGHTS UNDER DELAWARE AND UTAH CORPORATE LAW AND CHARTER DOCUMENTS GENERAL

     Upon Reincorporation, Telecom Utah will change its domicile to Delaware and shall thereafter be governed by Delaware law and by the Delaware Certificate of Incorporation and the Delaware Bylaws ("Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Merger in Delaware and upon the effective date of the Articles of Merger, but not prior to the filing date with the Secretary of State of Utah, Telecom Utah will cease to exist in the State of Utah and will become Telecom Delaware and the outstanding shares of the common and preferred stock of Telecom Utah will be deemed for all purposes to evidence ownership of, and to represent, shares of the common and preferred stock of Telecom Delaware. The Delaware Charter Documents will replace the Restated Articles of Incorporation and Bylaws of Telecom Utah. If the Reincorporation is consummated, holders of the common and preferred stock of Telecom Utah (and holders of options, warrants or other securities exchangeable for or convertible into common stock of Telecom Utah) will become holders of the common stock of Telecom Delaware, which will result in their rights as shareholders being governed by the laws of the State of Delaware and the Delaware Charter Documents. It is not practical to describe all of the differences between the laws of Utah and Delaware or the Utah and Delaware Charter Documents. The following is a summary of some of the significant rights of the shareholders under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

AUTHORIZED  CAPITAL  STOCK

     The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below. The authorized capital stock of Telecom Delaware, upon closing of the merger with Telecom Utah, will consist of 100 million shares of common stock, $0.001 par value, and 25 million shares of preferred stock, $.001 par value.

     COMMON STOCK. Each share of the common stock of Delaware will have one vote per share, and the right to notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

     PREFERRED STOCK. As under Utah law, the Board of Directors of Telecom Delaware will have the power to determine the rights and preferences of any series of preferred stock it may authorize. The designations, powers, preferences, rights and restrictions granted or imposed upon the preferred stock to be issued by Telecom Delaware in exchange for the preferred stock of Telecom Utah is substantially identical to the powers, preferences, rights and restrictions granted or imposed upon the preferred stock.

VOTING  RIGHTS  WITH  RESPECT  TO  EXTRAORDINARY  CORPORATE  TRANSACTIONS

     DELAWARE. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

     UTAH. A merger, share exchange or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the Board of Directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger. Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

SHAREHOLDERS'  CONSENT  WITHOUT  A  MEETING

     DELAWARE. Unless otherwise provided in the certificate of incorporation, action requiring the vote of shareholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

     UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992, are required to adopt a resolution permitting action by less than unanimous written consent; otherwise, the shareholders are only permitted to act by unanimous written consent. The Company's original charter pre-dates July 1, 1992 and on July 7, 1999, the shareholders of the Company elected to allow shareholders to approve, ratify and effect actions of the Company by majority written shareholder consent as permitted under Utah law.

SHAREHOLDER  VOTING  REQUIREMENTS

     DELAWARE. The certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares and/or the amount of other securities having voting power, the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business. However, in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one third of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws of the corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of shareholders. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

     UTAH. Unless the articles or incorporation provide otherwise, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting. Unless the articles of incorporation provide otherwise, if a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present. Shareholders do not have a right to cumulate their votes for the election of directors unless the articles of incorporation provide for such cumulation of votes. Shares entitled to vote cumulatively may be voted cumulatively at each election of directors unless the articles of incorporation provide alternative procedures for the exercise of cumulative voting.

DISSENTERS'  RIGHTS

     DELAWARE. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under Delaware law; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

     UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the Board of Directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

DIVIDENDS

     DELAWARE. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or (ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

ANTI-TAKEOVER  STATUTES

     DELAWARE. Except under certain circumstances, the Delaware law prohibits a "business combination" between the corporation and an "interested shareholder" within three years of the shareholder becoming an "interested shareholder." Generally, an "interested shareholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the Board of Directors prior to the date the interested shareholder became an interested shareholder under Delaware law, such business combinations between a corporation and an interested shareholder are prohibited unless (a) prior to the date the person became an interested director the Board of Directors approved either the business combination or the transaction which resulted in the person becoming an interested shareholder; (b) the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the shareholder became an interested shareholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered; (c) the business combination is approved by a majority of the Board of Directors and by the affirmative vote of two thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 shareholders unless any of the foregoing results from action taken, directly or indirectly, by an interested shareholder or (e) the corporation has opted out of this provision.

     UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares." Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under Utah law. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with Utah law, or (iii) under certain other specified circumstances.

QUORUM  OF  DIRECTORS

     DELAWARE. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum. Under the Delaware Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

     UTAH. A quorum of the Board of Directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

DERIVATIVE  SUITS

     DELAWARE. The plaintiff must have been a shareholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

     UTAH. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the Board of Directors and that either the demand was refused or ignored by the Board of Directors, or (ii) if no demand was made on the Board of Directors, why the person did not make the demand. If a court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

SPECIAL  MEETINGS  OF  SHAREHOLDERS

     DELAWARE. Shareholders generally do not have the right to call meetings of shareholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder. The Delaware Bylaws permit a special meeting to be called at any time by a majority of the Board of Directors, the chairman of the board, the chief executive officer, or the president of Telecom Delaware.

     UTAH. Special meetings of the shareholders may be called by: (i) the Board of Directors, (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

AMENDMENTS  TO  CHARTER

     DELAWARE. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number or proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by Telecom Delaware except by such greater vote.

     UTAH. The Board of Directors may propose amendments to the articles of incorporation for submission to the shareholders. Notice of a regular or special meeting at which a proposed amendment is to be considered must include a notice of such purpose and be accompanied by a discussion or copy of the proposed amendment. For an amendment to be adopted, (i) the Board of Directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the Board of Directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares (including preferential rights, rights in redemption, preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

NOTICE,  ADJOURNMENT  AND  PLACE  OF  SHAREHOLDERS'  MEETINGS

     DELAWARE. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in Telecom Utah's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous years annual meeting.

     UTAH. The Utah law and Utah Charter Documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. Both Utah and Delaware law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting. Both the Delaware law and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

DIRECTORS

     DELAWARE. The Delaware Certificate provides that the number of members of the Delaware Board shall be not less than one, until changed by a duly adopted amendment to the Delaware Certificate or to the Delaware Bylaws. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present. The initial directors shall serve until the 2000 annual meeting of shareholders or until their successors and assigns have been duly elected and taken office. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     UTAH. The Utah Articles provide that the Board consists of not less than three directors with the actual number being determined by resolutions adopted by the Board or the holders of Telecom Utah's common stock. Currently, Telecom Utah has three directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, at a meeting of shareholders at which a quorum is present.

ELECTION  AND  REMOVAL  OF  DIRECTORS

     DELAWARE. The Delaware Bylaws provide that directors shall hold office until the next annual meeting of shareholders following their election. Any director, or the entire Board, may be removed only for cause, and only by the vote of a majority of the voting power of Telecom Utah. The directors may fill vacancies on the board.

     UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. The directors or the shareholders may fill vacancies on the board.

INSPECTION  OF  BOOKS  AND  RECORDS

     DELAWARE. Under Delaware law, any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the company's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the company's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder.

     UTAH. Upon providing the company with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years, and (ii) if the shareholder is acting in good faith and directly connected to a proper purpose, excerpts from the records of the Board of Directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

TRANSACTIONS  WITH  OFFICERS  AND  DIRECTORS

     DELAWARE. Under Delaware law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same circumstances as in Utah. Approval by the shareholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

UTAH. Utah law provides that every director who, directly or indirectly, is a party to, has beneficial interest in or is closely linked to a proposed corporate transaction that is financially significant to the director is liable to account to the corporation for any profit made as a consequence of the corporation entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was considered and thereafter the transaction was approved by a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and thereafter the transaction was approved by a majority of the disinterested shares; or (c) can show that the transaction was fair and reasonable to the corporation.

LIMITATION  ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

     DELAWARE. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption; (c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or
(d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under Delaware law. Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. The Delaware
Certificate of Incorporation requires Telecom Delaware to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit Telecom Delaware to advance expenses to a director or officer, provided that the director or executive officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose. Indemnification rights under Delaware law are not exclusive. Accordingly, Telecom Delaware's Bylaws specifically permit Telecom Delaware to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

     UTAH. Utah law permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits receive by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. The Utah Charter Documents eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under Utah law. Under Utah law, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Utah law also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. Utah law prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under Utah law. Utah law permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and (c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances. Both the Delaware Charter Documents and Utah Charter Documents provide that Telecom Delaware and Telecom Utah, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the corporation.

DISSENTERS'  RIGHTS  AS  A  RESULT  OF  THE  REINCORPORATION  MERGER

     Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation. These rights are discussed above under "Dissenter's Rights of Appraisal."

IMPACT  ON  HOLDERS  OF  COMPANY  PREFERRED  STOCK

     The preferred stock of Telecom Delaware will have substantially the same rights, preferences and privileges as the preferred stock of Telecom Utah. For a general comparison of the rights of shareholders under Delaware and Utah law, see "Comparison of Shareholder Rights under Utah and Delaware Corporate Law and Charter Documents," above.

AMENDMENT  TO  THE  MERGER  AGREEMENT;  TERMINATION

     The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of Telecom Utah at any time before consummation of the Reincorporation if (i) shareholders dissent and seek appraisal rights; or (ii) the Board of Directors of Telecom Utah determines that in its judgment the Reincorporation does not appear to be in the best interests of Telecom Utah or its shareholders. In the event the Merger Agreement is terminated, Telecom Utah would remain as a Utah corporation.

VOTE  REQUIRED  FOR  APPROVAL  OF  REINCORPORATION

     Approval of the Reincorporation would have required the affirmative vote of a majority of the outstanding shares of common stock of Telecom Utah at a shareholder meeting where all shares of common stock were represented in person or by proxy.


                                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS



                                    /s/ Calvin D. Smiley, President and CEO
                                    Englewood,  Colorado
                                    April  ___,  2000

                                                                       EXHIBIT A

                             DISSENTERS' RIGHTS
                   UTAH REVISED BUSINESS CORPORATION ACT

16-10a-1302.  Right  to  dissent.  (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
          (a) consummation of a plan of merger to which the corporation is a party if:
               (i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
               (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;
          (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
          (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
          (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
     (3)   Notwithstanding  the  other  provisions  of  this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
          (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
          (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
          (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
          (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
          (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
          (c)   cash  in  lieu  of  fractional  shares;  or
          (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

                               *  *  *  *  *  *  *  *

16-10a-1321. Demand for payment -- Eligibility and notice of intent. (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
          (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
          (b)   may  not vote any of his shares in favor of the proposed action.
     (2)   If  a  proposed  corporate  action  creating dissenters' rights under
Section  16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
     (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4)   A  shareholder  who  does not satisfy the requirements of Subsections
(1)  through  (3)  is  not  entitled  to  payment  for  shares  under this part.

16-10a-1322. Dissenters' notice. (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
     (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
          (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
          (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
          (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
          (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
          (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
          (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
          (g)   be  accompanied  by  a  copy  of  this  part.

16-10a-1323. Procedure to demand payment. (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:
          (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
          (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
          (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.
     (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.
     (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

16-10a-1324. Uncertificated shares. (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.
     (2) In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325. Payment. (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.
     (2)   Each  payment made pursuant to Subsection (1) must be accompanied by:
          (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
                    (B)   an  income  statement  for  that  year;
                    (C) a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
                    (D)   the  latest available interim financial statements, if
any;
               (ii)   the balance sheet and statements referred to in Subsection
(i) must be audited if the corporation customarily provides audited financial statements to shareholders;
          (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
          (c)   a  statement  of  the  dissenter's right to demand payment under
Section  16-10a-1328;  and
          (d)   a  copy  of  this  part.

                                                                       EXHIBIT B

                              CERTIFICATE OF MERGER
                                     MERGING

                          TELECOM WIRELESS CORPORATION
                               A UTAH CORPORATION,

                                  WITH AND INTO

                          TELECOM WIRELESS CORPORATION
                             A DELAWARE CORPORATION
                     Pursuant to Section 252 of the General
                    Corporation Law of the State of Delaware

     Telecom Wireless Corporation, a Delaware corporation (the "Corporation"), as the surviving corporation, does hereby certify to the following facts relating to the merger of Telecom Wireless Corporation, a Utah corporation ("Telecom-Utah") with and into the Corporation (the "Merger").

     FIRST: The names and states of incorporation of the constituent corporations to the Merger are as follows:

     NAME                                    STATE
     ----          -----

     Telecom  Wireless  Corporation          Delaware
     Telecom  Wireless  Corporation          Utah

     SECOND: An Agreement and Plan of Merger, dated as of May __, 2000, by and among the Corporation and Telecom-Utah (the "Agreement and Plan of Merger"), has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252(c) of the General
Corporation  Law  of  the  State  of  Delaware.

     THIRD: The name of the corporation surviving the Merger is Telecom Wireless Corporation (the "Surviving Corporation").

FOURTH: The Certificate of Incorporation of the Surviving Corporation shall be its Certificate of Incorporation until thereafter amended in accordance with applicable law.

FIFTH: An executed copy of the Agreement and Plan of Merger is on file at the offices of the Surviving Corporation located at 5299 DTC Boulevard, Suite 1200, Englewood, Colorado 80111.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of the constituent corporations.

SEVENTH: The authorized capital stock of Telecom-Utah is 100,000,000 shares of common stock, $.001 par value per share and $25,000,000 shares of preferred stock, $.001 par value per share.

     IN WITNESS WHEREOF, Telecom Wireless Corporation has caused this Certificate of Merger to be executed in its corporate name this ____ day of May, 2000.

                              TELECOM  WIRELESS  CORPORATION,
                              a  Delaware  corporation



                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________

                          AGREEMENT AND PLAN OF MERGER

     THIS  AGREEMENT  AND  PLAN  OF  MERGER  dated  as  of  May  __,  2000  (the
"AGREEMENT") is by and among Telecom Wireless Corporation, a Delaware corporation ("TELECOM-DELAWARE"), and Telecom Wireless Corporation, a Utah corporation ("TELECOM-UTAH"). Telecom-Delaware and Telecom-Utah are sometimes referred to herein as the "CONSTITUENT CORPORATIONS."

     WHEREAS, Telecom-Utah is a corporation duly organized and existing under the laws of the State of Utah and has authorized capital of 125,000,000 shares which consists of (i) 100,000,000 shares of common stock, par value $.001 per share ("TELECOM-UTAH COMMON STOCK"), and (ii) 25,000,000 shares of preferred stock, par value $.001 per share ("TELECOM-UTAH PREFERRED STOCK"). The Telecom-Utah Preferred includes a sigle series of preferred stock which is designated as Redeemable, Non-Voting, Convertible Preferred Stock Series 1998-1 ("1998-1 Preferred Stock"). As of March ___, 2000, _____________ shares of
Telecom-Utah Common Stock and 20,000 shares of Telecom-Utah 1998-1 Preferred Stock were issued and outstanding;

     WHEREAS, Telecom-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of Telecom-Utah. Telecom-Delaware has an authorized capital of 125,000,000 shares consisting of (i) 100,000,000 shares of common stock, par value $0.001 per share ("TELECOM-DELAWARE COMMON STOCK"), and 25,000,000 shares of preferred stock, par value $0.001 per share (the "TELECOM-DELAWARE PREFERRED STOCK"). The Telecom-Delaware Preferred Stock includes a single series of preferred stock which is designated as Redeemable, Non-Voting, Convertible Preferred Stock Series 1998-1. As of March __,2000, 100 shares of Telecom-Delaware Common Stock were issued and outstanding, all of which were held by Telecom-Utah, and no shares of Telecom-Delaware Preferred Stock were issued and outstanding;


     WHEREAS, the designations, rights and preferences, and qualifications, limitations and restrictions of the Telecom-Utah Common Stock are the same as those of the Telecom-Delaware Common Stock;

     WHEREAS, the Certificate of Incorporation and Bylaws of Telecom-Delaware in effect at the time of the Merger shall become the Certificate of Incorporation and Bylaws of the Surviving Corporation immediately after the Effective Date (as hereinafter defined).

     WHEREAS, the directors and executive officers of Telecom-Utah immediately prior to the Merger (as hereinafter defined) will be the directors and executive officers of Telecom-Holdings as of the Effective Date.

     WHEREAS, Telecom-Delaware is a newly formed corporation organized for the purpose of participating in the transactions herein contemplated;

     WHEREAS, Telecom-Utah desires to reincorporate in the State of Delaware and to create a new holding company structure by merging Telecom-Utah with and into Telecom-Delaware, with (a) Telecom-Delaware continuing as the surviving corporation of such merger and (b) each outstanding share (or fraction thereof) of Telecom-Utah Common Stock being converted in such merger into a like number of Telecom-Delaware Common Stock, all in accordance with the terms of this Agreement (the "MERGER"); and

     WHEREAS, the boards of directors of Telecom-Utah, and Telecom-Utah, in its capacity as the sole stockholder Telecom-Delaware, have approved this Agreement and the Merger upon the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Telecom-Delaware and Telecom-Utah hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.     THE  MERGER

     1.1.       THE  MERGER.
                -----------

       In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Utah Revised Business Corporation Act, Telecom-Utah shall be merged with and into Telecom-Delaware, the separate existence of Telecom-Utah shall cease and Telecom-Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Telecom-Delaware shall be, and is herein sometimes referred to as, the "SURVIVING CORPORATION." The name of the Surviving Corporation shall be Telecom Wireless Corporation.

     1.2.       FILING  AND  EFFECTIVENESS.
                --------------------------

       The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Utah Revised Business Corporation Act;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c) An executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "EFFECTIVE DATE."

     1.3.       EFFECT  OF  THE  MERGER.
                -----------------------

       Upon the Effective Date, the separate existence of Telecom-Utah shall cease and Telecom-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) shall be subject to all actions previously taken by Telecom-Delaware's and Telecom-Utah's Boards of Directors,
(iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Telecom-Utah in the manner more fully set forth in
Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Telecom-Delaware as constituted immediately prior to the Effective Date, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Telecom-Utah in the same manner as if Telecom-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware
General  Corporation  Law  and  the  Utah  Revised  Business  Corporation  Act.

2.     CHARTER  DOCUMENTS,  DIRECTORS  AND  OFFICERS

     2.1.     CERTIFICATE  OF  INCORPORATION.
              ------------------------------

       The Certificate of Incorporation of Telecom-Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2.     BYLAWS.
              ------

       The Bylaws of Telecom-Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3.     DIRECTORS  AND  OFFICERS.
              ------------------------

       The directors and officers of Telecom-Utah immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.     MANNER  OF  CONVERSION  OF  STOCK

     3.1.     TELECOM-UTAH  COMMON  STOCK.
              ---------------------------

     Upon the Effective Date, each share of Telecom-Utah Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation.

     3.2.     TELECOM-UTAH  OPTIONS,  STOCK  PURCHASE  RIGHTS  AND  CONVERTIBLE
              -----------------------------------------------------------------
SECURITIES.
----------

          (a) Upon the Effective Date, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Telecom-Utah. Each outstanding and unexercised option or other right to purchase or security convertible into Telecom-Utah Common Stock shall become an option or right to purchase or a security convertible into the Surviving
Corporation's common stock on the basis of one share of the Surviving Corporation's common stock for each share of Telecom-Utah Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Telecom-Utah option, stock purchase right or convertible security at the Effective Date. There are no options, purchase rights for or securities convertible into Preferred Stock of Telecom-Utah.

          (b) A number of shares of the Surviving Corporation's common stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Telecom-Utah Common Stock so reserved immediately prior to the Effective Date.

     3.3.     TELECOM-DELAWARE  COMMON  STOCK.
              -------------------------------

       Upon the Effective Date, each share of Common Stock, par value $0.001 per share, of Telecom-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger be cancelled and retired and cease to exist.

     3.4     EXCHANGE  OF  CERTIFICATES.
             --------------------------

       After the Effective Date, each holder of an outstanding certificate representing shares of Telecom-Utah Common Stock may, at such stockholder's option, surrender the same for cancellation to __________________, as exchange agent (the "EXCHANGE AGENT"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Telecom-Delaware Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Telecom-Utah Common Stock shall be deemed for all purposes to represent the number of shares of Telecom-Delaware Common Stock into which such shares of Telecom-Utah Common Stock were converted in the Merger.

     Each certificate representing Common Stock of Telecom-Delaware so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Telecom-Utah, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and Telecom-Holdings.

     If any certificate for shares of Telecom-Holdings stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Surviving Corporation or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

4.     GENERAL

     4.1.     COVENANTS  OF  TELECOM-DELAWARE.
              -------------------------------

       Telecom-Delaware covenants and agrees that it will, on or before the Effective Date:

          (a) qualify to do business as a foreign corporation in the State of Utah and in connection therewith appoint an agent for service of process as required under the provisions of Section 16-10a-1508 of the Utah Revised Business Corporation Act;

          (b) file any and all documents necessary for the assumption by Telecom-Delaware of all of the franchise tax liabilities of Telecom-Utah;

          (c) file an executed counterpart of this Agreement meeting the requirements of the Utah Revised Business Corporation Act with the Secretary of State of the State of Utah; and

          (d) take such other actions as may be required by the Utah Revised Business Corporation Act.

     4.2.     FURTHER  ASSURANCES.
              -------------------

       From time to time, as and when required by Telecom-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Telecom-Utah such deeds and other instruments, and there shall be taken or caused to be taken by Telecom-Delaware and Telecom-Utah such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Telecom-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Telecom-Utah and otherwise to carry out the purposes of this Agreement, and the officers and directors of Telecom Delaware are fully authorized in the name and on behalf of Telecom-Utah or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3.     ABANDONMENT.
              -----------

       At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Telecom-Utah or of Telecom-Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Telecom-Utah or by the sole stockholder of Telecom-Delaware, or by both.

     4.4.     AMENDMENT.
              ---------

       The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and Utah, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5.     REGISTERED  OFFICE.
              ------------------

       The registered office of the Surviving Corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

     4.6.     AGREEMENT.
              ---------

       Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5299 DTC Boulevard, Suite 1120, Englewood, Colorado 80111 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7.     GOVERNING  LAW.
              --------------

       This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Utah Revised Business Corporation Act.

     4.8.     COUNTERPARTS.
              ------------

       In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                   TELECOM-DELAWARE

                                   By:  ________________________________
                                   Name:  ______________________________
                                   Title:  _____________________________


                                   TELECOM-UTAH

                                   By:  ________________________________
                                   Name:  ______________________________
                                   Title:  _____________________________

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